UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2015

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with a private offering of $275 million aggregate principal amount of 6.125% Senior Notes due 2023, Summit Materials, LLC (the “Summit LLC”), a subsidiary of Summit Materials, Inc. (the “Company”), is disclosing certain information to prospective investors in a preliminary offering memorandum dated November 4, 2015 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 and Exhibit 99.2, respectively:

•	the sections captioned “Offering Memorandum Summary—Our Regional Platforms,” “Unaudited Pro Forma Condensed Consolidated Financial Information” and “Business—Properties” from the Preliminary Offering Memorandum; and

•	unaudited condensed combined balance sheets of the Lafarge Target Business (carve-out of certain assets acquired by the Company from Lafarge North America Inc.) as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

In addition, on November 4, 2015, the Company made available an updated investor presentation through the Investors section of its website (investors.summit-materials.com), which the Company may use from time to time in presentations to investors and other stakeholders.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Information contained under the sections captioned “Offering Memorandum Summary—Our Regional Platforms,” “Unaudited Pro Forma Condensed Consolidated Financial Information” and “Business—Properties” from preliminary offering memorandum dated November 4, 2015.

99.2	Unaudited condensed combined financial statements of Lafarge Target Business as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.
Date: November 4, 2015	SUMMIT MATERIALS, LLC

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Information contained under the sections captioned “Offering Memorandum Summary—Our Regional Platforms,” “Unaudited Pro Forma Condensed Consolidated Financial Information” and “Business—Properties” from preliminary offering memorandum dated November 4, 2015.

99.2	Unaudited condensed combined financial statements of Lafarge Target Business as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.